UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2008

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2008, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-4)

    Lehman Mortgage Trust 2008-4
(Exact Name of Issuing Entity)
    Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
    Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139693	74-2440858
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $257,802,804 in aggregate principal amount of Class A1 and Class A2 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-4 on June 30, 2008. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 29, 2008, as supplemented by the Prospectus Supplement dated June 27, 2008 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2008, between Structured Asset Securities Corporation, as depositor and Wells Fargo Bank, N.A., as trustee. The “Certificates” consist of the following classes: Class A1, Class A2 and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of one class of previously issued pass-through certificates. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On June 30, 2008, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class R	$0

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of June 1, 2008, between Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Securities Purchase Agreement dated as of June 30, 2008 between Lehman Brothers Holdings Inc, as Seller and Structured Asset Securities Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:  /s/ Nicholas Stimola
Name: Nicholas Stimola
Title: Vice President

Dated: July 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of June 1, 2008, between Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Securities Purchase Agreement dated as of June 30, 2008 between Lehman Brothers Holdings Inc, as Seller and Structured Asset Securities Corporation, as Purchaser.